EXHIBIT 10.52

Claims Repurchase Agreement

No.: HXZL-Zz-【20191661-003

Party A (Lessor): Huaxia Financial Leasing Co., Ltd. (seal)

Address: 15/F, Tower A, International Enterprise Building, No. 35, Financial Street, Xicheng District, Beijing

Legal representative: Ren Yongguang

Contact: Tian Jun

Contact number: 010-88091443

Party B (Repurchaser): State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd.

Contact address: Weishuang Avenue, Caohai Town, Weining County, Bijie City, Guizhou Province

Legal representative: Zheng Fasong

Contact: Li Dan

Contact number: 15186958266

Party c: Guizhou Autonomous Prefecture Yilong Zhonghong Green Energy Co., Ltd. (hereinafter referred to as "Lessee")

Legal representative: Zhou Feng

Address: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Mailing address: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Contact number: [13636304829]

Email: [None]

Whereas:

1. Party A has signed the “Financial Leasing Contract” (No.: [166]) and associated schedules and annexes (hereinafter referred to as “Financial Leasing Contract”) with the Lessee (Party C), and signed the Agreement on the Transfer of Rights and Obligations (No.:) and associated annexes (hereinafter referred to as “Agreement on the Transfer of Rights and Obligations”) with the Seller and Party C according to Party C’s selection of the Lease Items and the Seller (Solarmax Technology (Jiangsu) Co., Ltd.). According to the Agreement on the Transfer of Rights and Obligations, Party A purchases the relevant Lease Items under the Agreement on the Transfer of Rights and Obligations from the Seller, and obtains the ownership thereof and leases them to Party C for use;

2. In order to support Party C in carrying out the financial leasing business with Party A, in accordance with this Agreement, Party B agrees to bear the repurchase obligations to Party A in respect of the “Financial Leasing Contract” signed by Party C and Party A.

To this end, Party A, Party B and Party C have reached the following agreement through negotiation on an equal basis in Xicheng District, Beijing.

Unless otherwise expressly provided in this Agreement, the terms defined in the Financial Leasing Contract shall have the same meaning when used in this Agreement.

Clause 1 Repurchase Object

1. The repurchase object under this Agreement is the Lease Items and leasing claims under the “Financial Leasing Contract” signed by Party C and Party A.

“Lease Item” means all the power plant assets purchased by Party A from the Seller according to Party C's selection and leased to Party C and used in the Zhonghong Yilong New District Xinqiao 70MWp Agricultural PV Power Station Project Project located in Southwest Guizhou Autonomous Prefecture, Guizhou Province under the Financial Leasing Contract, including PV power plant facilities and structures.

Leasing claim means all the claims that Party A has against Party C under the "Financial Leasing Contract", including but not limited to claims arising from all outstanding and due Pre-lease Interest, Grace Period Interest, Rent and Late Penalty, all immature Lease Loan Principal, Commission Fee, Lease Security Deposit, early termination fee, Retention Price and other amount that Party A may require Party C to pay

2. Ownership of Lease Items Each party agrees and confirms that the ownership of the Lease Items shall be held by Party A before Party C repays all debts under the Financial Leasing Contract or, under the circumstances that Party A requires Party B to fulfill its repurchase obligations in accordance with the provisions of this Agreement, before Party B performs the repurchase obligations in accordance with the provisions of this Agreement.

3. Party C is aware of the “Financial Leasing Contract” and the repurchase arrangement under this Agreement, and agrees that Party B shall perform the repurchase obligations in accordance with this Agreement.

Clause 2 Repurchase

1. Party A, Party B and Party C confirms that Party B's repurchase commitment under this Agreement is unconditional and irrevocable, and the occurrence of any of the following events shall not affect Party B's performance of its repurchase obligations under this Agreement:

(1) Party C and/or the actual user of the Lease Items cannot survive according to law:

(2) The “Financial Leasing Contract” and “Agreement on the Transfer of Rights and Obligations” are invalidated or other circumstances occur that may affect the validity, legality, or enforceability of the “Financial Leasing Contract” and “Agreement on the Transfer of Rights and Obligations” or make them defective.

(3) The Lease Items are lost, damaged, unrecoverable or significantly degraded in value.

2. Under any of the following circumstances, regardless of whether the dispute between Party A and Party C has entered the litigation or arbitration proceedings, the repurchase conditions are satisfied:

(1) Circumstances specified in Clause 16, paragraph 2 of the Financial Leasing Contract occur to Party C;

(2) Party C fails to pay all debts under the “Financial Leasing Contract” to Party A in full and on time upon expiration or early termination of performance term under the “Financial Leasing Contract”;

(3) The “Financial Leasing Contract” is invalid or is canceled or terminated early for any reason or is deemed not to constitute a legal relationship of financial leasing;

(4) Any of the following events occurs to Party B:

1) Serious deterioration in business or financial situation:

2) Failure to repay the due debt to any financial institution;

3) Party B is involved in major litigation or arbitration, or its major assets are subject to property preservation or other enforcement measures;

4) Party B ceases production, suspends business, is dissolved, ceases operation for rectification, is canceled, files (or is filed) for bankruptcy, goes bankrupt, or its business license is revoked;

(5) Party A has clear evidence proving that other circumstances occur to Party B that cause it or may cause it to lose the ability to perform the repurchase. Party C breaches the Financial Leasing Contract and/or this Agreement, or Party B breaches any commitments, representations or warranties under this Agreement.

Article 3 State of the Lease Items

1. Party A does not make any representation or warranty, expressly or explicitly, regarding the description, durability, quality, specifications, condition, marketability or suitability of the Lease Items. Party A shall not be liable for any defects (including defect of right) of the Lease Items at the time of repurchase.

2. Party B is aware that the Lease Items under this Agreement is controlled and used by Party C and is aware of the operating area of the Lease Items. Party B agrees to repurchase the Lease Items in an "As-Is" condition upon receipt of Party A’s “Notice of Repurchase Payment” (see Schedule 1 for details). Party B agrees that Party A shall not be liable for any defect and structural integrity problem related to the Lease Items, damage to the use or performance of the Lease Items caused by Party C's failure to repair or maintain the Lease Items as required, or any liability, claim, loss, damage or expenses incurred thereby directly or indirectly in any kind or nature, and any such circumstances shall not affect Party B’s repurchase obligations to Party A under this Agreement.

3. Party B further agrees that regardless of whether the Lease Items are transferred or Party C subleases the Lease Items or otherwise sets any form of third party rights or interests on the Lease Items, or the Lease Items are detained, seized, or expropriated, Party A shall not bear any responsibility arising therefrom, and Party B's repurchase obligations to Party A under this Agreement shall not be affected.

4. After Party B receives Party A's "Notice of Repurchase Payment ", if the Lease Items are damaged or lost, Party B and Party C shall negotiate with and claim against the relevant insurance institution and bear the corresponding consequences. In any case, Party A shall not be liable for any risks or liabilities arising from the loss or damage to the Lease Items, but before Party B pays Party A the repurchase price in accordance with Clause 4 of this Agreement, the insurance indemnity under the “Financial Leasing Contract” shall still be owned by Party A.

Article 4 Repurchase Price and Payment

1. The repurchase price under this Agreement is the sum of all the claims that Party A has against Party C under the Financial Leasing Contract at the repurchase date determined by Party A in the “Notice of Repurchase Payment ”, including all outstanding and due Pre-lease Interest, Grace Period Interest, Rent and Late Penalty, all immature Lease Loan Principal, Commission Fee, Lease Security Deposit, early termination fee, and Retention Price, as well as all direct costs incurred by Party A to realize the creditor's rights, mortgagee's rights and rights under this Agreement, including but not limited to litigation fees, property preservation fees, notary fees, travel expenses, attorney fees, execution fees, appraisal fees, auction fees, etc. Unless there is calculation error, the repurchase price shall be subject to the amount specified in the Notice of Repurchase Payment issued by Party A to Party B.

2. Party B confirms that at the time of signing this Agreement, it has fully understood the terms of this Agreement and is willing to assume the repurchase obligations and responsibilities as stipulated in this Agreement. Party B unconditionally and irrevocably undertakes that it will pay the repurchase price to the following accounts of Party A in a lump sum according to the repurchase price, payment time and method as stated in the Notice of Repurchase Payment within 10 working days after receiving the Notice of Repurchase Payment from Party A.

Bank name: Huaxia Financial Leasing Co., Ltd.

Bank of deposit: Huaxia Bank, Beijing Changan Sub-branch

Account No.: 10253000000525904

3. If this Agreement is invalidated or revoked due to the fault not attributable to Party A and thus Party A suffers losses, Party B shall be liable for compensation.

4. Party B and Party C confirm that the amount of the repurchase price paid by Party B to Party A shall be determined only based on the provision of paragraph 1 of this Clause, and has nothing to do with the state of the Lease Items or the fair market price at the time of the repurchase (if the repurchase price is obviously higher than the market fair value of the Lease Items at the time of repurchase, and the relevant right holder claims the right arising therefrom and thus causes loss to Party A, Party B shall bear the responsibility or Party B and Party C shall bear the joint liability for compensation; if the repurchase price is significantly lower than the fair market price of the Lease Items at the time of the repurchase, Party C requires the return of the difference, Party B shall bear the responsibility).

Clause 5 Delivery of Lease Items and Documents

1. After Party B has paid all the repurchase price to Party A in accordance with the provisions of this Agreement, the ownership of the Lease Items and Party A's leasing claims against Party C under the “Financial Leasing Contract” shall be transferred from Party A to Party B. Party A shall transfer the relevant contract documents to Party B within 10 working days after receiving all the repurchase price paid by Party B, and assist Party B to go through necessary procedures for the transfer of the leasing claims according to Party B's requirements

2. After receiving all the repurchase price, Party A shall notify Party C in writing of the transfer of the Lease Items and the leasing claims in the form of the Notice of Transfer of Leasing Claims (Annex 2) and request Party C to deliver the Lease Items directly to Party B and fulfill obligations and liabilities under the Financial Leasing Contract to Party B. If Party C fails to perform the delivery of the Lease Items and the repayment of the leasing claims and other related obligations under the Financial Leasing Contract, Party B shall directly file a claim against Party C, and Party A shall not bear any responsibility for any dispute arising therefrom.

Clause 6 Commitments and Statements

1. Party B hereby makes the following commitments and statements to Party A:

(1) It is a legal person legally established and validly existing and legally operating under the law of the People's Republic of China;

(2) It legally owns assets, conducts business, enters into and fulfills this Agreement, and has obtained the approvals, permits, consents, registrations and filings necessary for the signing and performance of this Agreement, and has obtained the authority authorized by the internal organ necessary for signing this Agreement;

(3) Its signing of this Agreement or fulfillment of obligations under this Agreement neither violates the law or any other agreement entered into by it or its articles of association, nor causes any legal conflict or conflict in commercial interests with any other agreements entered by it or its articles of association;

(4) It is not directly or indirectly involved in or will be involved in any litigation, arbitration, administrative proceedings or claims that have a material adverse effect on it, nor enters into any suspension, dissolution, liquidation, bankruptcy, restructuring, reconciliation, reorganization or similar legal proceedings;

(5) No rights and obligations under this Agreement may be transferred without the prior written consent of Party A;

(6) The validity of this Agreement shall not be affected by the "Financial Leasing Contract", "Agreement on the Transfer of Rights and Obligations" or any other agreement, and the invalidity or revokability or defects of the "Financial Leasing Contract", relevant "Agreement on the Transfer of Rights and Obligations" and any other agreement shall not affect the validity of this Agreement. The parties shall continue to perform their obligations and assume responsibilities in accordance with the provisions of this Agreement;

(7) Regardless of whether Party C or any third party provides Party A with any other form of guarantee, if Party C fails to pay off the debts as stipulated in the Financial Leasing Contract, Party A has the right to request Party B to perform repurchase obligations and pay Party A the repurchase price in accordance with this Agreement;

(8) After fulfilling the repurchase obligations, Party B shall negotiate with Party C on the recovery and disposal of the Lease Items and the leasing claims. Party A shall not bear any responsibility arising therefrom, and Party B shall not file any claim against Party A.

9) Party B undertakes to bear all taxes and expenses incurred for the performance of the provisions of this Agreement (including aircraft transfer, registration, etc.)

2. Party C hereby makes the following commitments and statements to Party A:

(1) It is a legal person legally established and validly existing and legally operating under the law of the People's Republic of China;

(2) It legally owns assets, conducts business, enters into and fulfills this Agreement, and has obtained the approvals, permits, consents, registrations and filings necessary for the signing and performance of this Agreement, and has obtained the authority authorized by the internal organ necessary for signing this Agreement;

(3) Its signing of this Agreement or fulfillment of obligations under this Agreement neither violates the law or any other agreement entered into by it or its articles of association, nor causes any legal conflict or conflict in commercial interests with any other agreements entered by it or its articles of association;

(4) It is not directly or indirectly involved in or will be involved in any litigation, arbitration, administrative proceedings or claims that have a material adverse effect on it, nor enters into any suspension, dissolution, liquidation, bankruptcy, restructuring, reconciliation, reorganization or similar legal proceedings;

(5) Party C shall, after receiving the “Notice of Transfer of Leasing Claims” sent by Party A, negotiate with Party B on the disposal of the Lease Items and the leasing claims. Party A shall not bear any responsibility arising therefrom, and Party C shall not file any claim against Party A.

Clause 7 Liability for Breach of Contract

1. If Party B fails to pay the repurchase price in accordance with the date specified in Party A's “Notice of Repurchase Payment”, it shall pay Party A a penalty at five ten thousandths of the amount in arrear for each day of delay, until the repurchase price is paid in full. For the avoidance of doubt, Party B shall continue to perform the obligation to pay the repurchase price under this Agreement to Party A after paying the Late Penalty.

2. Without prejudice to the provisions of paragraph 1 above, if another breach of contract occurs under this Agreement, the breaching party shall compensate the other party for all losses suffered thereby.

VIII. Settlement of Disputes

Any disputes arising out of or in connection with this Agreement shall be settled through negotiation; if the negotiation fails, either party shall have the right to submit the dispute to a court with jurisdiction over the place where this Agreement is signed.

Clause 9 Notice

1. The notices, requests or other communications under this Agreement shall be made in writing and sent to the following address, email address or fax number of the relevant party (or other address, email address or fax number the recipient may notify the relevant party at least [seven] days in advance):

To Party A: Huaxia Financial Leasing Co., Ltd.

Attn: [Tian Jun]

Address: 15/F, Tower A, International Enterprise Building, No. 35, Financial Street, Xicheng District, Beijing

Postal code: 100033

Email: tianjun@hxfl.com.cn

Fax：【010-88093447】

Tel: [010-88091443]

To Party B: State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd.

Attn: [Li Dan]

Address: [State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd., Health Care Base, Weishuang Avenue, Caohai Town, Weining County, Bijie City, Guizhou Province]

Postal code: [553100]

Email: [none]

Fax: [none]

Contact number: [15186958266]

To Party C: Guizhou Autonomous Prefecture Yilong Zhonghong Green Energy Co., Ltd. (hereinafter referred to as "Lessee")

Legal representative: Zhou Feng

Address: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Mailing address: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Contact number: [13636304829]

Email: [None]

2. Any notice, request or other communication under this Agreement shall be deemed to be served if:

(1) If delivered by hand or by letter, it shall be deemed to be served on the date of receipt by the relevant party's staff;

(2) If sent by e-mail or fax, it shall be deemed to have been served when the transmission is completed and the receipt confirmation is received.

3. If Party A, Party B or Party C changes the contact address, it shall promptly notify the other parties; otherwise it shall bear the consequences and losses arising therefrom.

Clause 10 Miscellaneous

1. The validity of this Agreement is independent of the Financial Leasing Contract” and relevant “Agreement on the Transfer of Rights and Obligations”; if the “Financial Leasing Contract” and relevant “Agreement on the Transfer of Rights and Obligations” are invalidated or other circumstances occur that may affect the validity, legality, or enforceability of the “Financial Leasing Contract” and relevant “Agreement on the Transfer of Rights and Obligations”, it shall not affect the validity of this Agreement. The invalidity of any provision of this Agreement shall not affect the validity of other provisions of this Agreement.

2. Regardless of whether there is any form of guarantee or repurchase agreement under the “Financial Leasing Contract” or the “Agreement on the Transfer of Rights and Obligations”, Party A does not need to first recover from such guarantor or compensator or repurchaser. It may directly request Party B to perform the repurchase obligations in accordance with the provisions of this Agreement, and Party B shall not propose any defense on the grounds that there are other forms of guarantee, compensation or repurchase agreement.

3. The taxes and expenses (if any) arising from the repurchase or the change of ownership due to the repurchase under this Agreement shall be borne by the incurring party in accordance with the relevant laws and regulations.

4. When Party A transfers the rights and obligations under the “Financial Leasing Contract”, Party B shall perform the obligations stipulated in this Agreement to the transferee.

5. When there is any change to the provisions of the "Financial Leasing Contract", if the repurchase price is reduced, Party B shall still bear the repurchase obligations stipulated in this Agreement. If the repurchase price increases, where Party B agrees to the increase, it shall still bear the repurchase obligations stipulated in this Agreement; where Party B does not agree to the increase, it shall bear the repurchase obligations according to the repurchase price before the change, and shall not be responsible for the increase. However, the change of other provisions of the "Financial Leasing Contract" shall not affect Party B's repurchase obligations under this Agreement.

6. Matters not covered in this Agreement shall be settled through a supplemetnal agreement signed by the parties upon negotiation;

7. The annexes to this Agreement and the supplemental agreements subsequently reached by the parties are an integral part of this Agreement and have the same legal effect as this Agreement.

8. This Agreement is made in [six] copies, with Party A holding [three] copies, Party B holding [two] copies, and Party C holding [one] copies, which shall have the same legal effect.

Clause 11 Effectiveness of the Agreement

This Agreement shall become effective after it has been signed by the legal representatives or authorized representatives of Party A, Party B and Party C and affixed with their respective official seals.

(Signature Page Below)

（Signature Page）

This Agreement was signed by the following parties in [Xicheng] District, Beijing on October, 2019:

Party A: Huaxia Financial Leasing Co., Ltd. (seal)

Legal representative / authorized representative:

Party B: State Power Investment Corporation Guizhou Jinyuan Weining Energy Co., Ltd. (seal)

Legal representative / authorized representative:

Party C: Guizhou Autonomous Prefecture Yilong Zhonghong Green Energy Co., Ltd. (hereinafter referred to as "Lessee")

Legal representative: Zhou Feng

Address: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Mailing address: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Contact number: [13636304829]

Email: [None]